GOODWILL	12 Months Ended
Dec. 31, 2025
Intangible Assets [Abstract]
GOODWILL	GOODWILL
The following table presents the carrying amount for Brookfield Infrastructure’s goodwill:

US$ MILLIONS	2025	2024
Balance at beginning of the year	$14,101	$14,488
Acquisitions through business combinations(1)	4,776	294
Assets held by subsidiaries disposed during the period(2),(3)	(331)	(149)
Held for sale	(59)	—
Foreign currency translation and other	723	(532)
Balance at end of the year	$19,210	$14,101

(1)See Note 7, Acquisition of Businesses, for additional information.
(2)Assets held by subsidiaries disposed during the period for the year-ended December 31, 2025 includes our European hyperscale data center platform’s sale of its 90% interest in a portfolio of stabilized data center assets (refer to Note 5, Disposition of Businesses, for additional information).
(3)Assets held by subsidiaries disposed during the period for the year-ended December 31, 2024 includes the deconsolidation of goodwill balances from our Peruvian toll road operations (refer to Note 34, Related Party Transactions, for additional information) and the disposition of a subsidiary of our Australian port operations (refer to Note 5, Disposition of Businesses, for additional information).
Goodwill is evaluated for impairment annually or more often if events or circumstances indicate there may be impairment. Impairment is determined by assessing if the carrying value of cash generating units or a group of cash generating units, including the allocated goodwill, exceeds its recoverable amount determined as the greater of the estimated fair value less costs of disposal or the value in use. During 2025, the recoverable amount exceeded the carrying amount of each cash generating unit.
Goodwill is allocated to the following cash generating units or group of cash generating units:

US$ MILLIONS	2025	2024
North American residential infrastructure business	$3,091	$3,050
U.S Bulk Fiber Network (1)	2,633	—
European residential infrastructure business	2,335	2,126
North American rail operations	2,099	2,099
U.S. refined products pipeline system (1)	1,979	—
Canadian diversified midstream operation	1,959	1,871
Global intermodal logistics operation	1,163	1,163
Canadian natural gas gathering and processing operation	701	669
U.S. colocation data center operation	669	503
Indian telecom tower operation	496	523
European hyperscale data center platform	476	721
Colombian natural gas distribution operation	472	404
Brazilian regulated gas transmission operation	463	411
U.K. wireless infrastructure operation	370	344
Other	304	217
Total	$19,210	$14,101

(1)See Note 7, Acquisition of Businesses, for additional information.
The recoverable amount of goodwill has been determined using a discounted cash flow model whereby the fair value measurement is classified under level 3 on the fair value hierarchy. For businesses with the most significant goodwill as separately listed in the table above, the key inputs in determining the fair value of each cash generating unit under the discounted cash flow model are the utilization of different types of discount rates ranging from 9% to 20%, terminal value multiples of 7x to 20x and discrete cash flow periods from 5 to 25 years.